Securities Act Registration No. 33-47044
                                        Investment Company Act Reg. No. 811-6628

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           ---------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                         Pre-Effective Amendment No.                       [ ]


                       Post-Effective Amendment No. 10                     |X|
                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


                              Amendment No. 11  |X|

                        (Check appropriate box or boxes.)
                       -----------------------------------

                            THE YACKTMAN FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                             303 West Madison Street
                             Chicago, Illinois                   60606
               (Address of Principal Executive Offices)        (Zip Code)

                                 (312) 201-1200
              (Registrant's Telephone Number, including Area Code)

                                                   Copy to:

   Donald A. Yacktman                              Richard L. Teigen
   Yacktman Asset Mangement Co.                    Foley & Lardner
   303 West Madison Street                         777 East Wisconsin Avenue
   Chicago, Illinois  60606                        Milwaukee, Wisconsin 53202
   ----------------------------------------        --------------------------
   (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)


[ ]      on (date) pursuant to paragraph (b)


[ ]      60 days after filing pursuant to paragraph (a) (1)


|X|      on  April 30, 1999 pursuant to paragraph (a) (1)


[ ]      75 days after filing pursuant to paragraph (a) (2)

[ ]      on  (date)  pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                             P R O S P E C T U S
                                                                  April 30, 1999


                               The Yacktman Funds

         The Yacktman Funds are no load mutual funds seeking long-term capital appreciation and, to a lesser extent, current income. The Yacktman Funds are:

                            o      The Yacktman Fund

                            o      The Yacktman Focused Fund

         Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Yacktman Funds invest and the services they offer to shareholders.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

The Yacktman Funds, Inc.
303 West Madison Street
Chicago, Illinois 60606
(800) 525-8258

                               TABLE OF CONTENTS

            Questions Every Investor Should Ask
              Before Investing in The Yacktman Funds
            Fees and Expenses................................................
            Investment Objective and Strategies..............................
            Management of the Funds..........................................
            The Funds' Share Price ..........................................
            Purchasing Shares................................................
            Redeeming Shares.................................................
            Exchanging Shares................................................
            Dividends, Distributions and Taxes...............................
            Financial Highlights.............................................

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                         INVESTING IN THE YACKTMAN FUNDS



1.   What are the Funds' Goals?

     Both Funds seek long-term capital appreciation and, to a lesser extent, current income.

2.   What are the Funds' Principal Investment Strategies?

     The Funds mainly invest in common stocks of United States companies, some, but not all of which, pay dividends. Our investment adviser employs a simple, but disciplined investment strategy. We buy growth companies at what we believe to be low prices. We think this conservative approach combines the best features of "growth" and "value" investing. The Focused Fund differs from The Yacktman Fund in that it holds fewer securities. The Yacktman Focused Fund usually holds fewer than 20 securities, other than money market investments. The Yacktman Fund typically will hold every security held by the Focused Fund.

3.   What are the Principal Risks in Investing in the Funds?

     Investors in the Funds may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

     o Market Risk: The prices of the securities in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

     o Smaller Capitalization Companies Risk: Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our investment adviser to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

     o Value Investing Risk: From time to time "value" investing falls out of favor with investors. When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would. During these periods, the Funds' relative performance may suffer.

     o Non-diversification Risk: The Focused Fund is a non-diversified investment company. As such it likely will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Focused Fund invests perform poorly, the Focused Fund could incur greater losses than it would have had it invested in a greater number of securities.

     Because of these risks the Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Funds.

4.   How have the Funds Performed?

     The bar charts and tables that follow provide some indication of the risks of investing in the Yacktman Funds by showing changes in each Fund's performance from year to year and how its average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks. Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                                The Yacktman Fund
                        (Total Return per calendar year)

                            30.42%
      30%

                                    26.02%
      20%
                                             18.28%

      10%
                     8.80%
                                                     0.64%

     ------------------------------------------------------

      0%

             -6.58%
     -10%

             1993    1994  1995      1996     1997   1998
---------------

Note: During the 6 year period shown on the bar chart, the Fund's highest total return for a quarter was 16.09% (quarter ended December 31, 1998) and the lowest total return for a quarter was -16.39% (quarter ended September 30, 1998).


    Average Annual Total Returns
(for the periods ending December                             Since the inception date of
             31, 1998)            Past Year   Past 5 Years     the Fund (July 6, 1992)
-----------------------------------------------------------------------------------------

The Yacktman Fund                   0.64%       16.31%                   11.96%

S&P 500*                           28.58%       24.06%                   21.04%
---------------
*The S&P 500 is the Standard & Poor's  Composite  Index of 500 Stocks,  a widely recognized unmanaged index of common stock prices.

                            The Yacktman Focused Fund
                        (Total Return per calendar year)


                             10%
                                                4.58%
                             0%
                         ----------------------------


                            -10%

                                                 1998
---------------

Note: During the one year period shown on the bar chart, the Fund's highest total return for a quarter was 15.45% (quarter ended December 31, 1998) and the lowest total return for a quarter was -16.28% (quarter ended September 30, 1998).

    Average Annual Total Returns
(for the periods ending December                 Since the inception date of the
             31, 1998)             Past Year           Fund (May 1, 1997)
--------------------------------------------------------------------------------

The Yacktman Focused Fund               4.58%              11.90%

S&P 500                                28.58%              31.28%

FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold shares of the Yacktman Funds.


SHAREHOLDER FEES (fees paid directly from your investment)
                                                             The Yacktman Fund              The Yacktman Focused Fund
     Maximum Sales Charge (Load)
       Imposed on Purchases (as a
       percentage of offering price)..................       No Sales Charge                No Sales Charge
     Maximum Deferred Sales Charge (Load).............       No Deferred Sales Charge       No Deferred Sales Charge
     Maximum Sales Charge (Load)
       Imposed on Reinvested Dividends
       And Distributions..............................       No Sales Charge                No Sales Charge
     Redemption Fee...................................       None (1)                       None (1)
     Exchange Fee.....................................       None (2)                       None (2)

---------------------
(1) Our transfer agent charges a fee of $12.00 for each wire redemption.
(2) Our transfer agent charges a fee of $5.00 for each telephone exchange.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
     Management Fees..................................            0.63%                1.00%
     Distribution and/or Service (12b-1) Fees.........            0.00% (1)            0.00%
     Other Expenses...................................            0.45%                0.81%
     Total Annual Fund Operating Expenses.............            1.08%                1.81%(2)
---------------
 (1)  We have restated "Distribution and/or Service (12b-1) Fees" to reflect the fact that The Yacktman Fund's 12b-1 Plan terminated November 24, 1998.

 (2) Since inception our Adviser has waived the advisory fee it receives from The Yacktman Focused Fund to the extent necessary to ensure that its Total
      Fund Operating Expenses do not exceed 1.25% of the Fund's average daily net assets. Our Adviser may discontinue these waivers at any time, but will not do so prior to December 31, 1999.

EXAMPLE

         This Example is intended to help you compare the cost of investing in the Yacktman Funds with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                               1 Year      3 Years      5 Years    10 Years

The Yacktman Fund               $110        $343         $595       $1,317
The Yacktman Focused Fund       $184        $569         $980       $2,127


                       INVESTMENT OBJECTIVE AND STRATEGIES

         Each of the Funds seeks long-term capital appreciation, and, to a lesser extent, current income. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Yacktman Funds might not appreciate and investors could lose money.

         The Funds mainly invest in common stocks of United States companies, some, but not all of which, pay dividends. However, each may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Funds will not be able to achieve their investment objective of capital appreciation to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

         Our investment adviser employs a simple, but disciplined investment strategy. We buy growth companies at what we believe to be low prices. We think this conservative approach combines the best features of "growth" and "value" investing. When we purchase stocks we look for companies with the following three attributes:

         [insert  logo  -  triangle   with  sides   labeled   "Good   Business",
"Shareholder Oriented Management" and "Low Purchase Price"]

         Good Business

         A good business may contain one or more of the following:

         o        High market share in principal product and/or service lines

         o        A high cash return on tangible assets

         o Relatively low capital requirements allowing a business to generate cash while growing

         o        Short customer repurchase cycles and long product cycles

         o        Unique franchise characteristics

         Shareholder Oriented Management

         We believe a shareholder-oriented management doesn't overcompensate itself and allocates wisely the cash the company generates. We look for companies that:

         o        Reinvest  in the  business  and still have  excess cash

         o        Make synergistic acquisitions

         o        Buy back stock Low Purchase Price

         o We look for a stock that sells for less than what an investor would pay to buy the whole company.

         o The stock prices of many companies vary by 50% or more from low to high each year so we wait for buying opportunities.

         We follow many more companies than we actually buy. Since our investment adviser is a disciplined investor, we will increase our cash position if we cannot find companies that meet our investment requirements.

         Each of the Funds will hold fewer stocks than the typical stock mutual fund. In fact, the Focused Fund usually holds fewer than 20 stocks. We do this because we are know something investors. We think it makes sense to invest more in our top choices than in investments we think are less attractive.

         We buy companies of any size market capitalization. If all else is equal, we prefer larger companies to smaller companies.

         The Focused Fund may purchase put options on specific stocks to hedge against losses caused by declines in the prices of stocks in its portfolio. Also the Focused Fund may write put options on specific stocks to generate income, but only if it is willing to purchase the stock at the exercise price.

         Our investment adviser is a patient investor. We do not attempt to achieve our investment objectives by active and frequent trading of common stocks.

                             MANAGEMENT OF THE FUND

Yacktman Asset Management Co. manages the Funds' investments.

         Yacktman Asset Management Co. (the "Adviser") is the investment adviser to each of the Yacktman Funds. The Adviser's address is:

                             303 West Madison Street
                             Chicago, Illinois 60606

         As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. It makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, each Fund paid the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

         The Yacktman Fund                                            0.63%
         The Yacktman Focused Fund                                    1.00%

The investment advisory fee paid by the Yacktman Fund ranges from 0.65% to 0.50% depending on asset levels.

         Donald A. Yacktman is primarily responsible for the day-to-day management of the portfolios of the Funds and has been so since their inception. He is the portfolio manager. Mr. Yacktman has been President of the Adviser since its organization in 1992. He was an officer and portfolio manager from April 1982 through March 11, 1992 with Selective Financial Services, Inc., and a portfolio manager from 1968 to 1982 with Stein Roe & Farnham, where he was also a partner from 1974 to 1982.

Year 2000

         The Funds are addressing the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Funds' business operations.

         The Funds have no application systems of their own and are entirely dependent on their service providers' systems and software. The Funds are working with their service providers (including the Adviser, their administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Funds cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Funds.

                             THE FUNDS' SHARE PRICE

         The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

                                PURCHASING SHARES

How to Purchase Shares from the Funds

         1.       Read this Prospectus carefully

         2. Determine how much you want to invest keeping in mind the following minimums:

         a.       New accounts

         o        Individual Retirement Accounts and              $  500
                  other retirement plans

         o        Automatic Investment Plan                       $  500

         o        All other accounts                              $2,500

         b.       Existing accounts

         o        Dividend reinvestment                          No Minimum

         o        All Accounts                                   $  100

         3. Complete the Share Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your Fund's confirmation statements (The Fund has additional Purchase Applications and reorder forms if you need them.) If you have any questions, please call 1-800-457-6033.

         4. Make your check payable to "The Yacktman Funds, Inc." All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. Firstar Mutual Fund Services, LLC, the Funds' transfer agent, will charge a $25 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by a Fund as a result.

         5. Send the application and check to:

                           BY FIRST CLASS MAIL

                           The Yacktman Funds, Inc.
                           Shareholder Services Center
                           P.O.  Box 701
                           Milwaukee, WI 53201-0701

                           BY OVERNIGHT DELIVERY SERVICE
                           OR REGISTERED MAIL

                           The Yacktman Funds, Inc.
                           615 East Michigan Street
                           Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or registered mail to the Post Office Box address.

If you wish to open an account by wire, please call 1-800-457-6033 or 1-414-765-4124 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. You should wire Funds to:

                           Firstar Bank Milwaukee, N.A.
                           777 East Wisconsin Avenue
                           Milwaukee, WI 53202
                           ABA #075000022

                           Credit:
                           Firstar Mutual Fund Services, LLC
                           Account #112-952-137

                           Further Credit:
                           The Yacktman Funds, Inc.
                           (name of Fund to be purchased)
                           (shareholder registration)
                           (shareholder account number, if known)

         You should then send a properly signed Share Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. Please remember that Firstar Bank Milwaukee, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Funds and Firstar Bank Milwaukee, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

         Some broker-dealers may sell shares of the Yacktman Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

         The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

        1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

        2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

        3. Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

        4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

        5. Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

        If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Funds

         The Funds may reject any share purchase applications for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

         The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

         The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer a telephone purchase option permitting shareholders to make additional purchases by telephone. The Funds offer the following retirement plans:

         o        Traditional IRA
         o        Roth IRA
         o        SEP-IRA
         o        Simple IRA
         o        401(k) Plan
         o        403 (b)(7) Custodial Accounts


         Investors can obtain further information about the automatic investment plan, the telephone purchase plan and the retirement plans by calling the Funds at 1-800-457-6033. The Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                                REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

    1.  Prepare a letter of instruction containing:

         o        the name of the Fund(s)

         o        account number(s)

         o        the amount of money or number of shares being redeemed

         o        the name(s) on the account

         o        daytime phone number

         o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-457-6033 if you have any questions.

    2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

    3. If there are certificates representing your shares, endorse the certificates or execute a stock power. Again you must endorse certificates and sign stock powers exactly as your shares are registered.

    4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

         o        The redemption request exceeds $25,000

         o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

         o The redemption proceeds are to be sent to an address other than the address of record

         o The Funds receive the redemption request within 10 business days of an address change.

         A notarized signature is not an acceptable substitute for a signature guarantee.

    5.  Send the letter of instruction and certificates, if any, to:

                           BY FIRST CLASS MAIL

                           The Yacktman Funds, Inc.
                           Shareholder Services Center
                           P.  O.  Box 701
                           Milwaukee, WI  53201-0701

                           BY OVERNIGHT DELIVERY SERVICE
                           OR REGISTERED MAIL

                           The Yacktman Funds, Inc.
                           Shareholder Services Center
                           615 East Michigan Street
                           Milwaukee, WI  53202-5207

Please do not send letters of instruction by overnight delivery service or registered mailed to the Post Office Box address.

How to Redeem (Sell) Shares by Telephone

    1. Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Share Purchase Application. If you have already opened an account, you may write to Firstar Mutual Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans and shares represented by certificates cannot be redeemed by telephone.

    2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

    3. Call Firstar Mutual Fund Services, LLC at 1-800-457-6033. Please do not call the Fund or the Adviser.

    4.  Telephone redemptions must be in amounts of $1,000 or more.

    5. You may not make a telephone redemption within 10 business days of an address change.

How to Redeem (Sell) Shares through Servicing Agents

         If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Payment of Redemption Proceeds

         The redemption price per share you receive for redemption requests is the next determined net asset value after:

    1. Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

    2. Firstar Mutual Fund Services, LLC receives your authorized telephone request with all required information.

    3. A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

         For those shareholders who redeem shares by mail or by telephone, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. For those shareholders who redeem by telephone, Firstar Mutual Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct Firstar Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request. Firstar Mutual Fund Services, LLC currently charges $12 for each wire redemption but does not charge a fee for Electronic Funds Transfers. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

         When redeeming shares of the Funds, shareholders should consider the following:

    1.  The redemption may result in a taxable gain.

    2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

    3. The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

    4. If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

    5. Firstar Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

    6. The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and Firstar Mutual Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

    7. If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

    8. The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.

                                EXCHANGING SHARES

Eligible Funds

         Shares of The Yacktman Funds may be exchanged for shares of

o        The other Yacktman Fund

o        Or the following Firstar Money Market Funds

                  - Firstar Money Market Fund
                  - Firstar U.S.  Government Money Market Fund
                  - Firstar Tax-Exempt Money Market Fund

at their relative net asset values. (An affiliate of Firstar Mutual Fund Services, LLC advises the Firstar Money Market Funds. Please call 1-800-457-6033 for a prospectus describing the Firstar Money Market Funds.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

How to Exchange Shares

    1. Read this Prospectus and, if applicable, the prospectus for the Firstar Money Market Funds.

    2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

    3. Call Firstar Mutual Fund Services, LLC at 1-800-457-6033. You may also make an exchange by writing to The Yacktman Funds, Inc., Shareholder Services Center, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. Firstar Mutual Fund Services, LLC charges a fee of $5.00 for each telephone exchange. There is no charge for a written exchange.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have two distribution options:

        o Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

        o All Cash Option - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Share Purchase Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-457-6033.

         Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years of The Yacktman Fund's operations and for the period of the Focused Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.



                                The Yacktman Fund


                                                                  For the Years Ended December 31,
-----------------------------------------------------------------------------------------------------------------
                                                     1998          1997         1996          1995         1994
Net asset value, beginning of period.............. $14.05         $13.34        $12.09       $10.05       $9.56

Income from investment operations:
Net investment income ............................ 0.11           0.22          0.24         0.22         0.22
Net realized and unrealized gain (loss) on
investments ...................................... (0.04)         2.21          2.90         2.81         0.61
                                                   ------         ----          ----         ----         ----
Total from investment operations ................. 0.07           2.43          3.14         3.03         0.83
                                                   ----           ----          ----         ----         ----
Less distributions:
Dividends from net investment income.............. (0.11)         (0.22)        (0.24)       (0.22)       (0.22)
Distributions from net realized gains ............ (2.40)         (1.50)        (1.65)       (0.77)       (0.12)
                                                   ------         ------        ------       ------       ------
Total distributions............................... (2.51)         (1.72)        (1.89)       (0.99)       (0.34)
                                                   ------         ------        ------       ------       ------
Net asset value, end of period...................  $11.61         $14.05        $13.34       $12.09       $10.05
                                                   ======         ======        ======       ======       ======

Total return ..................................... 0.64%          18.28%        26.02%       30.42%       8.80%
                                                   =====          ======        ======       ======       =====
Supplemental data and ratios:
Net assets, end of period (000s) ................. $307,430       $1,082,139    $755,617     $566,723     $295,133
                                                   ========       ==========    ========     ========     ========
Ratio of expenses before expense reductions to
average net assets (1)                             1.16%          0.90%         0.96%        0.99%        1.07%
                                                   =====          =====         =====        =====        =====
Ratio of net expenses to average net assets....... 1.14%          0.86%         0.90%        0.91%        1.07%
                                                   =====          =====         =====        =====        =====
Ratio of net investment income to average net
assets............................................ 0.87%          1.54%         1.80%        2.02%        2.49%
                                                   =====          =====         =====        =====        =====
Portfolio turnover rate .......................... 14.32%         69.13%        58.54%       55.37%       49.44%
                                                   ======         ======        ======       ======       ======
---------------
(1)      The Adviser has directed certain  portfolio trades of The Yacktman Fund to brokers  at best  price and  execution  and has  generated  directed
         brokerage  credits  to  be  used  against   sub-transfer  agency  fees.
         Shareholders  benefited  under this  arrangement as the net expenses of
         The Yacktman Fund do not include such sub-transfer agency fees.


                                             The Yacktman Focused Fund



                                                            Year            May 1, 1997(1)
                                                           Ended               Through
                                                       Dec. 31, 1998        Dec. 31, 1997
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............         $11.21               $10.00
                                                            -----                -----
Income from investment operations:
Net investment income ............................          0.05                 0.07
Net realized and unrealized gain on investments             0.46                 1.47
                                                            ----                 ----
Total from investment operations .................          0.51                 1.54
                                                            ----                 ----
Less distributions:
Dividends from net investment income..............         (0.05)               (0.07)
Distributions from net realized gains.............         (0.05)               (0.26)
                                                           ------               ------
Total distributions...............................         (0.10)               (0.33)
                                                           ------               ------
Net asset value, end of period ...................         $11.62               $11.21
                                                           ======               ======
Total return......................................         4.58%              15.38%(2)
                                                           =====              =======
Supplemental data and ratios:
Net assets, end of period (000s) .................        $27,407              $58,446
                                                          =======              =======
Ratio of net expenses to average net assets.......        1.25%(4)            1.25%(3)(4)
                                                          ====                ====
Ratio of net investment income to average net
assets ...........................................        0.48%(4)            1.02%(3)(4)
                                                          ======              ======
Portfolio turnover rate ..........................         49.26%               60.43%
                                                           =====                =====
---------------
(1)      Commencement of operations.
(2)      Not annualized.
(3)      Annualized.
(4)      Net of  reimbursements.  Without fee waivers,  the ratio of expenses to average net assets would have been 1.81% and 1.71% and the ratio of net investment  income to average  net assets  would have been  (0.08%) and
         0.56% for the periods ended December 31, 1998 and 1997, respectively.


         To learn more about the Yacktman Funds you may want to read the Yacktman Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Yacktman Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

         You also may learn more about the Yacktman Funds' investments by reading the Yacktman Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

         The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-525-8258.

         Prospective investors and shareholders who have questions about the Yacktman Funds may also call the above number or write to the following address:

         The Yacktman Funds, Inc.
         303 West Madison Street
         Chicago, IL  60606-3308

         The general public can review and copy information about the Yacktman Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about the Yacktman Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

         Public Reference Section
         Securities and Exchange Commission
         Washington, D.C.  20549-6009

         Please refer to the Yacktman Funds' Investment Company Act File No. 811-6628, when seeking information about the Yacktman Funds from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             April 30,  1999
for THE YACKTMAN FUNDS

THE YACKTMAN FUND
THE YACKTMAN FOCUSED FUND







                            THE YACKTMAN FUNDS, INC.
                             303 West Madison Street
                             Chicago, Illinois 60606
                          Call Toll-Free 1-800-525-8258





         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Yacktman Funds, Inc. (the "Company") dated April 30, 1999 (the "Prospectus"), for The Yacktman Fund and The Yacktman Focused Fund (each referred to individually as a "Fund" and collectively as the "Funds"). Requests for copies of the Prospectus should be made by writing to The Yacktman Funds, Inc., 303 West Madison Street, Chicago, Illinois 60606, Attention: Corporate Secretary, or by calling 1-800-525-8258.

         The following financial statements are incorporated by reference to the Annual Report, dated December 31, 1998, of The Yacktman Funds, Inc. (File No. 811-6628) as filed with the Securities and Exchange Commission on February 24, 1999:

                            Portfolio of Investments
                                  The Yacktman Fund
                                  The Yacktman Focused Fund
                            Statements of Assets and Liabilities
                            Statements of Operations
                            Statements of Changes in Net Assets
                            Financial Highlights
                            Notes to the Financial Statements
                            Report of Independent Accountants

                            THE YACKTMAN FUNDS, INC.

                                TABLE OF CONTENTS

                                                                            Page


FUND HISTORY AND CLASSIFICATION................................................1

INVESTMENT RESTRICTIONS AND CONSIDERATIONS.....................................1

DETERMINATION OF NET ASSET VALUE..............................................10

DIRECTORS AND OFFICERS OF THE COMPANY.........................................10

INVESTMENT ADVISER AND ADMINISTRATOR..........................................13

EXCHANGE PRIVILEGE............................................................15

REDEMPTIONS ..................................................................16

SYSTEMATIC WITHDRAWAL PLAN....................................................16

 AUTOMATIC INVESTMENT PLAN, TELEPHONE PURCHASES AND RETIREMENT PLANS..........17

CUSTODIAN ....................................................................19

INDEPENDENT ACCOUNTANTS.......................................................19

DISTRIBUTION PLAN ............................................................20

ALLOCATION OF PORTFOLIO BROKERAGE.............................................20

TAXES ........................................................................22

STOCKHOLDER MEETINGS..........................................................23

CAPITAL STRUCTURE ............................................................24

PERFORMANCE INFORMATION.......................................................25

 LEGAL PROCEEDINGS............................................................26

DESCRIPTION OF SECURITIES RATINGS.............................................26



                                      (i)

                         FUND HISTORY AND CLASSIFICATION

         The Yacktman Funds, Inc. (the "Company") is an open-end management investment company consisting of a diversified portfolio, The Yacktman Fund, and a nondiversified portfolio, The Yacktman Focused Fund. The Company is registered under the Investment Company Act of 1940 (the "Act"). The Company was incorporated as a Maryland corporation on April 6, 1992.


                   INVESTMENT RESTRICTIONS AND CONSIDERATIONS

THE YACKTMAN FUND


         The Yacktman Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of The Yacktman Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of The Yacktman Fund.


              1. The Yacktman Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, The Yacktman Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of The Yacktman Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of The Yacktman Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

              2.  The  Yacktman  Fund  will  not  sell  securities   short,  buy
       securities on margin, purchase warrants, participate in a joint-trading account, or deal in options.

              3. The Yacktman Fund will not borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of The Yacktman Fund's total assets. The Yacktman Fund will not borrow money for the purpose of investing in securities, and The Yacktman Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

              4. The Yacktman Fund will not pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

              5. The Yacktman Fund will not invest more than 5% of The Yacktman Fund's total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

              6. The Yacktman Fund will not purchase securities of other investment companies (as defined in the Act), except as part of a plan of merger, consolidation, reorganization or acquisition of assets.


              7. The Yacktman Fund will not act as an underwriter or distributor of securities other than shares of The Yacktman Fund (except to the extent that The Yacktman Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).


              8. The Yacktman Fund will not purchase securities for which there is no established market if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.


              9. The Yacktman Fund will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of The Yacktman Fund's total assets would be the subject of such loans.

              10.  The  Yacktman  Fund will not  concentrate  25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

              11. The Yacktman Fund will not make investments for the purpose of exercising control or management of any company.

              12. The Yacktman Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

              13. The Yacktman Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

              14. The Yacktman Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

              The Yacktman Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Company's Board of Directors without stockholder approval. These additional restrictions are as follows:

              1. The Yacktman Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of The Yacktman Funds, Inc. or an officer, director or other affiliated person of the investment adviser to The Yacktman Fund or The Yacktman Focused Fund, without authorization of the Board of Directors of the Company.


              The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of The Yacktman Fund's fundamental restrictions will be deemed to have occurred. Any changes in The Yacktman Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation, which communication may be made in an amendment to the Statement of Additional Information incorporated by reference into the Prospectus.

THE YACKTMAN FOCUSED FUND


              The Yacktman Focused Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of The Yacktman Focused Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of The Yacktman Focused Fund.


              1. The Yacktman Focused Fund may issue senior securities to the extent permitted under the Act.

              2. The Yacktman Focused Fund will not sell securities short, buy securities on margin, purchase warrants or participate in a joint trading account. The Yacktman Focused Fund may invest in and commit its assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the Act.

              3. The Yacktman Focused Fund may borrow money to the extent permitted by the Act. The Yacktman Focused Fund may pledge or hypothecate its assets to secure its borrowings.

              4. The Yacktman Focused Fund will not act as an underwriter or distributor of securities other than shares of The Yacktman Focused Fund (except to the extent that The Yacktman Focused Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities).

              5. The Yacktman Focused Fund will not concentrate 25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

              6. The Yacktman Focused Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

              7. The Yacktman Focused Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

              8. The Yacktman Focused Fund will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of The Yacktman Focused Fund's total assets would be the subject of such loans.

              9. The Yacktman Focused Fund will not purchase securities of any issuer if, as a result of such purchase, The Yacktman Focused Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of The Yacktman Focused Fund's assets would be invested in securities of such issuer, except that up to 50% of the value of The Yacktman Focused Fund's total assets may be invested without regard to this limitation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

              10. The Yacktman Focused Fund will not purchase securities for which there is no established market if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.

              11. The Yacktman Focused Fund will not make investments for the purpose of exercising control or management of any company.

              12. The Yacktman Focused Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

              The Yacktman Focused Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Company's Board of Directors without stockholder approval. These additional restrictions are as follows:

              1. The Yacktman Focused Fund will not purchase securities of other investment companies (as defined in the Act), except: (a) as part of a plan of merger, consolidation, reorganization or acquisition of assets;
       (b) securities of
       registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchase described in (b) and (c) will be made if as a result of such purchases
       (i) The Yacktman Focused Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of The Yacktman Focused Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of The Yacktman Focused Fund's net assets would be invested in shares of registered investment companies.


              2. The Yacktman Focused Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of The Yacktman Funds, Inc. or an officer, director or other affiliated person of the investment adviser to The Yacktman Fund or The Yacktman Focused Fund, without authorization of the Board of Directors of the Company.


              The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of The Yacktman Focused Fund's fundamental restrictions will be deemed to have occurred. Any changes in The Yacktman Focused Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation, which communication may be made in an amendment to the Statement of Additional Information incorporated by reference into the Prospectus.


 Money Market Instruments

              Each Fund may invest in money market instruments such as United States Treasury bills, certificates of deposit of U.S. banks, commercial paper, and commercial paper master notes, which are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change, rated A-2 or better by Standard & Poor's Corporation ("Standard & Poor's") or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). The Yacktman Focused Fund may also invest in securities issued by other investment companies that invest in high-quality, short-term debt securities (i.e., money market funds). In addition to the advisory fees and other expenses The Yacktman Focused Fund bears directly in connection with its own operations, as a shareholder of another investment company, The Yacktman Focused Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses and such fees and other expenses will be borne indirectly by The Yacktman Focused Fund's stockholders.

Fixed Income Funds

              Both Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income and possible capital gains at those times when Yacktman Asset Management Co. (the "Adviser") believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Yacktman Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor's (AAA and AA) or Moody's (Aaa and Aa). In the event a bond or debenture is downgraded after investment, The Yacktman Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by
Moody's). The Yacktman Focused Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned a rating of at least investment grade. Securities rated BBB by Standard & Poor's or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. If a bond or debenture is downgraded below investment grade, both Funds will promptly dispose of such bond or debenture, unless the Adviser believes it disadvantageous to the Fund to do so. A description of the foregoing ratings is included at the end of the Statement of Additional Information. Both Funds may invest in fixed income securities of any length maturity. The value of fixed income securities will tend to decrease when interest rates rise and increase when interest rates fall. Fixed income securities with shorter maturities, while generally offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates.

Foreign Securities

              The Funds may also invest in U.S. dollar-denominated securities of foreign issuers in the form of American Depositary Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. Investments in securities of foreign issuers may involve risks which are in addition to the usual risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards.

Convertible Securities

              The Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for each Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each Fund may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

              Investments in convertible securities rated less than investment grade ("high yield convertible securities") are subject to a number of risk factors . The market for high yield convertible securities is subject to substantial volatility. Issuers of high yield convertible securities may be of low creditworthiness and the high yield convertible securities are likely to be subordinated to the claims of senior lenders. The secondary market for high yield convertible debt securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Funds to value accurately such securities or dispose of them.


Options on Securities


              The Yacktman Fund may not purchase or write (sell) put or call options, but The Yacktman Focused Fund may purchase and write put (but not call) options on stocks. The Yacktman Focused Fund may purchase put options on specific stocks to hedge against losses caused by declines in the prices of stocks in its portfolio. The Yacktman Focused Fund may write (sell) put options on stocks to generate income. The Yacktman Focused Fund will only write put options if it is willing to purchase the stock at the exercise price.

              When writing a put option and receiving a premium payment, The Yacktman Focused Fund may become obligated during the term of the option to purchase the securities underlying the option at a specific price (exercise price). This event is unlikely to occur unless the market price of such securities is less than the exercise price. To cover its obligation, The Yacktman Focused Fund will maintain with its custodian in a segregated account cash or liquid securities equal in value to the exercise price. When purchasing a put option, The Yacktman Focused Fund has the right, in return for a premium paid, during the term of the option, to sell the securities underlying the option at the exercise price. If a put option which The Yacktman Focused Fund has purchased is not exercised, the option will become worthless on the expiration date, and The Yacktman Focused Fund will realize a loss in the amount of the premium paid, plus commission costs. The stocks underlying put options purchased by The Yacktman Focused Fund need not be stocks in The Yacktman Focused Fund's portfolio if the Adviser believes that the put options purchased can provide an effective hedge for stocks held by The Yacktman Focused Fund. However in such situations, there may be an imperfect correlation between movements in the prices of the stocks underlying the put options and movements in the prices of the stocks held by The Yacktman Focused Fund. It is possible that The Yacktman Focused Fund could suffer losses on both the put options it purchases and on the stocks held in its portfolio. No assurances can be given that a market will exist at all times for all outstanding put options purchased or sold by The Yacktman Focused Fund. If no such market exists, The Yacktman Focused Fund would be unable to realize its profits or limit its losses until it could exercise the put options it holds and it would remain obligated until the put options it wrote were exercised or had expired.


              When The Yacktman Focused Fund wishes to terminate The Yacktman Focused Fund's obligation with respect to a put option it has written, The Yacktman Focused Fund may effect a "closing purchase transaction." The Yacktman Focused Fund accomplishes this by buying a put option of the same series as the put option previously written by The Yacktman Focused Fund. The effect of the purchase is that the writer's position will be canceled.

However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When The Yacktman Focused Fund is the holder of a put option, it may liquidate its position by effecting a "closing sale transaction." The Yacktman Focused Fund accomplishes this by selling a put option of the same series as the put option previously purchased by The Yacktman Focused Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

              The Yacktman Focused Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a put option previously written by it if the premium, plus commission costs, paid by The Yacktman Focused Fund to purchase the put option is less (or greater) than the premium, less commission costs, received by The Yacktman Focused Fund on the sale of the put option. The Yacktman Focused Fund will realize a gain (or a loss) on a closing sale transaction with respect to a put option previously purchased by it if the premium, less commission costs, received by The Yacktman Focused Fund on the sale of the put option is greater (or less) than the premium, plus commission costs, paid by The Yacktman Focused Fund to purchase the put option.

              Exchanges generally have established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which The Yacktman Focused Fund may buy or sell; however, the Adviser intends to comply with all limitations.


Portfolio Turnover

              The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to stockholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

Lending Securities

              For income purposes, a Fund may lend its portfolio securities. The Funds' investment restrictions provide that no such loan may be made if thereafter more than 30% of the value of a Fund's total assets would be subject to such loans. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, a Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

              Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Funds' custodian in the form of cash and/or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value shall become less than the market value of the loaned securities. Because there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

              The borrower, upon notice, must deliver the loaned securities within three business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal. In making such loans, a Fund may utilize the services of a loan broker and pay a fee for these services. A Fund may incur additional custodian fees for services in connection with the lending of securities.

Borrowing

              The Yacktman Focused Fund may borrow money for investment purposes. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of The Yacktman Focused Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of The Yacktman Focused Fund when it leverages its investments will increase more when The Yacktman Focused Fund's assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, The Yacktman Focused Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Act, The Yacktman Focused Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amount borrowed. If, at any time, the value of The Yacktman Focused Fund's assets should fail to meet this 300% coverage test, The Yacktman Focused Fund within three business days will reduce the amount of The Yacktman Focused Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities as a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


                        DETERMINATION OF NET ASSET VALUE


              The net asset value of the Funds will be determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

              Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Put options are valued at the last sales price on the valuation date if the last sales price is between the closing bid and asked prices. Otherwise, put options are valued at the mean of the closing bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.


                      DIRECTORS AND OFFICERS OF THE COMPANY


              As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Company are as follows:

              *Ronald W. Ball - Director , Vice President and Secretary. Mr. Ball, 58, has been Senior Vice President of Yacktman Asset Management Co. (the "Adviser") since April, 1992. Prior to that time, he was a Senior Vice President and portfolio manager at Selected

------------------
*Messrs. Ball and Yacktman are directors who are "interested persons" of the Funds (as defined in the Act.)

Financial Services, Inc., a Chicago, Illinois investment advisory firm, (since October, 1983) and President and portfolio manager of Selected Special Shares, an investment company (since October, 1986). Mr. Ball holds a B.S. in Business Administration from The Ohio State University. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.

              Bruce B. Bingham -- Director. Mr. Bingham, 50, has been a partner in Hamilton Partners, a real estate development firm, for more than five years. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.




              Albert J. Malwitz -- Director. Mr. Malwitz, 62, has been owner and chief executive officer of Arlington Fastener Co., a manufacturer and distributor of industrial fasteners, for more than five years. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.

              George J. Stevenson, III -- Director. Mr. Stevenson, 59, has been President of Stevenson & Company, a registered business broker, and President of Healthmate Products Co., a fruit juice concentrate manufacturing company, for more than five years. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.

              *Donald A. Yacktman -- Director, President and Treasurer. Mr. Yacktman, 57, has been the President of the Adviser since April 24, 1992. Prior to that time, he was Senior Vice President of Selected Asset Management, Inc., a Chicago, Illinois investment advisory firm, and the President and portfolio manager from January 1, 1983 through March 11, 1992 of the Selected American Shares mutual fund. Prior to joining the predecessor firm of Selected Asset Management, Inc., Mr. Yacktman was a partner and portfolio manager for fourteen years at Stein Roe & Farnham, an independent investment counseling firm based in Chicago. Mr. Yacktman has served as a Bishop in the Church of Jesus Christ of Latter-Day Saints and is a member of the Financial Analysts Society of Chicago. He holds a B.S. Magna Cum Laude and Phi Beta Kappa from The University of Utah and an MBA with distinction from Harvard University. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.

              The Funds' standard method of compensating directors is to pay each disinterested director an annual fee of $8,000 for services rendered, including attending meetings of the Board of Directors. The Funds also may reimburse their directors for travel expenses incurred in order to attend meetings of the Board of Directors. For the fiscal year ended December 31, 1998 the disinterested directors received aggregate fees of $18,000. The table below sets forth the compensation paid by the Funds to each of the then directors of the Company during the fiscal year ended December 31, 1998:


------------------
*Messrs. Ball and Yacktman are directors who are "interested persons" of the Funds (as defined in the Act.)


                               COMPENSATION TABLE



                                                                                                           Total
                                    Aggregate         Pension or Retirement     Estimated Annual        Compensation
          Name of                 Compensation         Benefits Accrued As        Benefits Upon         from Company
           Person                 from Company        Part of Fund Expenses        Retirement        Paid to Directors
           ------                 ------------        ---------------------        ----------        -----------------


Ronald W. Ball(1)                      $0                       $0                     $0                    $0

Bruce B. Bingham (2)                   $0                       $0                     $0                    $0

Albert J. Malwitz(2)                   $0                       $0                     $0                    $0

George J. Stevenson, III(2)            $0                       $0                     $0                    $0

Donald A. Yacktman                     $0                       $0                     $0                    $0

Jon D. Carlson(3)                      $0                       $0                     $0                    $0

Thomas R. Hanson(3)                  $6,000                     $0                     $0                  $6,000

Stanislaw Maliszewski(3)             $6,000                     $0                     $0                  $6,000

Stephen E. Upton(3)                  $6,000                     $0                     $0                  $6,000

------------

   (1)Mr. Ball was elected as a director of the Company on February 13, 1998.
   (2)Messrs. Bingham, Malwitz and Stevenson were elected as directors of the Company on November 24, 1998.
   (3)Messrs. Carlson, Hanson, Maliszewski and Upton were removed as directors by the Company's stockholders on November 24, 1998.

              As of January 31, 1999 , all officers and directors of the Company as a group beneficially owned 267,698 shares of The Yacktman Fund or 1.11% of the then outstanding shares. At such date, Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104, owned of record 7,523,133 shares of The Yacktman Fund, or 31.21% of the then outstanding shares, and National Financial Services Corp., c/o Fidelity Investments, 82 Devonshire Street R20A, Boston, Massachusetts 02109, owned of record 1,990,032 shares of The Yacktman Fund, or 8.26% of the then outstanding shares. All of the shares owned by Charles Schwab & Co. and National Financial Services Corp. were owned of record only. Other than the foregoing, The Yacktman Fund was not aware of any person who, as of January 31, 1999, owned of record or beneficially 5% or more of the shares of The Yacktman Fund.

              As of January 31, 1999, all officers and directors of the Company as a group beneficially owned 213,747 shares of The Yacktman Focused Fund or 9.55% of the then outstanding shares. At such date Charles Schwab & Co. owned of record 685,858 shares of The Yacktman Focused Fund , or 30.65% of the then outstanding shares, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 325,205 shares of The Yacktman Focused Fund, or 14.53% of the then outstanding shares, Donald A. Yacktman, 303 West Madison Street, Chicago, Illinois 60606, owned of record 200,789 shares of The Yacktman Focused Fund, or 8.97% of the then outstanding shares, National Financial Services Corp. owned of record 139,513 shares of The Yacktman Focused Fund, or 6.24% of the then outstanding shares, and Saxon & Co., P.O. Box 7780-1888, Philadelphia, Pennsylvania 19182, owned of record 118,296 shares of The Yacktman Focused Fund, or 5.29% of the outstanding shares. All of the shares owned by Charles Schwab & Co., National Financial Services Corp. and Donaldson Lufkin Jenrette Securities Corporation Inc. were owned of record only. Other than the foregoing, The Yacktman Focused Fund was not aware of any person who, as of January 31, 1999, owned of record or beneficially 5% or more of the shares of The Yacktman Focused Fund.


                      INVESTMENT ADVISER AND ADMINISTRATOR


              The investment adviser to the Funds is Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606 (the "Adviser"). Pursuant to the investment advisory agreements entered into between the Company, on behalf of each of the Funds, and the Adviser (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to each of the Funds. The Adviser is controlled by Donald A. Yacktman, its President and sole stockholder.

              The Adviser supervises and manages the investment portfolios of the Funds and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds' investment portfolios. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays the salaries and fees of all officers and directors of the Funds (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives a monthly fee from The Yacktman Fund based on The Yacktman Fund's average daily net assets at the annual rate of .65 of 1% on the first $500,000,000 of average daily net assets, .60 of 1% on the next $500,000,000 of average daily net assets and .55 of 1% on average daily net assets in excess of $1,000,000,000, and a monthly fee from The Yacktman Focused Fund based on The Yacktman Focused Fund's average daily net assets at the annual rate of 1% on average daily net assets.

              The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing the registration statement required under the Securities Act of 1933 and any amendments thereto, the expense of registering shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

              The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Funds. Additionally, the Adviser has voluntarily agreed to reimburse The Yacktman Focused Fund to the extent aggregate annual operating expenses as described above exceed specified percentages of such Fund's daily net assets as set forth in the Prospectus. For the fiscal year ended December 31, 1998 such specified percentage was 1.25%. The Funds monitor their expense ratios on a monthly basis. If the accrued amount of the expenses of either Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay each Fund the amount of such difference), subject to adjustment month by month during the balance of each Fund's fiscal year if accrued expenses thereafter fall below this limit.

              For services provided by the Adviser under the applicable Advisory Agreement for the fiscal years ended December 31, 1998, 1997 and 1996 The
Yacktman  Fund  paid  the  Adviser   $4,644,643,   $6,360,037   and   $4,086,939
respectively. The Adviser was not required to reimburse The Yacktman Fund for excess expenses during such years. During the fiscal years ended December 31, 1998 and 1997 for services provided under the applicable Advisory Agreement The Yacktman Focused Fund paid the Adviser $584,540 and $218,380, respectively, and the Adviser reimbursed The Yacktman Focused Fund $328,543 and $101,060, respectively, for excess expenses.


              Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the applicable Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.


              The administrator to the Funds is Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202-5712. As administrator, the Administrator provides clerical, compliance, regulatory and other administrative services. As fund accountant, the
Administrator calculates each Fund's net asset value. For administrative services, the Administrator receives from The Yacktman Fund a fee, computed daily and payable monthly, based on The Yacktman Fund's average daily net assets at the annual rate of .15 of 1% on the first $50,000,000 of average daily net assets, .05 of 1% on the next $50,000,000 of average daily net assets and .025 of 1% on average daily net assets in excess of $100,000,000. And for fund accounting services, the Administrator receives from The Yacktman Fund a fee, computed daily and payable monthly, based on The Yacktman Fund's average daily net assets at the annual rate of $20,000 on the first $100,000,000 of average daily net assets, .010% on the next $100,000,000 of average daily net assets, and .005% of average daily net assets in excess of $200,000,000.

              For administrative and fund accounting services, The Yacktman Focused Fund pays the Administrator a fee, computed daily and payable monthly, at the annual rate of .05% of The Yacktman Focused Fund's average daily net assets, subject to a minimum annual fee of $50,000.

              The  administration  agreement  entered into between the Funds and the Administrator (the "Administration Agreement") will remain in effect as long as its continuance is approved at least annually by the Board of Directors of the Company and the Administrator. The Administration Agreement may be terminated on not less than 90 days' notice, without the payment of any penalty, by the Board of Directors of the Company or by the Administrator. For the fiscal years ended December 31, 1998, 1997 and 1996 , The Yacktman Fund paid the Administrator $314,789, $401,002 and $287,053 , respectively, pursuant to the Administration Agreement. For the fiscal years ended December 31, 1998 and 1997 The Yacktman Focused Fund paid the Administrator $50,000 and $33,563, respectively, pursuant to the Administration Agreement.


              The Advisory Agreements and the Administration Agreement provide that the Adviser and Administrator, as the case may be, shall not be liable to the Funds or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements and the Administration Agreement also provide that the Adviser and Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                               EXCHANGE PRIVILEGE

              Investors may exchange shares of either Fund having a value of $1,000 or more for shares of the Firstar Money Market Fund, the Firstar U.S. Government Money Market Fund or the Firstar Tax-Exempt Money Market Fund (collectively the "Firstar Money Funds") at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Funds at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or the Adviser of, an investment in any of the Firstar Money Funds. Any investor who considers making such an investment through the exchange privilege should obtain and review the Prospectus of the applicable Firstar Money Fund before exercising the exchange privilege.

              The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the Firstar Money Market Fund are not immediately reinvested in shares of the Funds or another Firstar Money Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

              For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986 (the "Code").

                                   REDEMPTIONS


              The Funds reserve the right to suspend redemptions during any period when the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and to postpone redemptions for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.


              Each of the Funds has reserved the right to pay the redemption price of its shares in assets other than cash. In accordance with Rule 18f-1 under the Act, the Company has filed Form N-18F-1 with the Securities and Exchange Commission pursuant to which each Fund has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of the ninety-day period.

                           SYSTEMATIC WITHDRAWAL PLAN


              An investor who owns shares of a Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or Firstar Mutual Fund Services, LLC create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals through redemption of shares of such Fund. To establish the Systematic Withdrawal Plan, the investor deposits shares of the Funds with the Company and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Funds is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.


              The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions can be made monthly or quarterly on any day the investor chooses or, if that day is a weekend day or a holiday, on the following business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional shares of the Funds, at net asset value, all income dividends and capital gains distributions payable by the applicable Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional shares in his account at any time.

              Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.


              The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC in writing prior to the 15th day of the month preceding the next payment.

                      AUTOMATIC INVESTMENT PLAN, TELEPHONE
                         PURCHASES AND RETIREMENT PLANS

Automatic Investment Plan

              The Funds offer an Automatic Investment Plan whereby an investor may automatically make purchases of shares of the Funds on a regular, convenient basis ($100 minimum per transaction). A $500 minimum initial investment must be met before the Automatic Investment Plan may be established. Under the Automatic Investment Plan, an investor's designated bank or other financial institution debits a preauthorized amount on the investor's account each month and applies the amount to the purchase of shares of the Funds. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Funds for participating in the Automatic Investment Plan. A $20 fee will be imposed by Firstar Mutual Fund Services, LLC if sufficient funds are not available in the investor's account at the time of the automatic transaction. Applications to establish the Automatic Investment Plan are available from the Funds. Investors who wish to make a change in investments made through an automatic investment plan may do so by calling Firstar Mutual Fund Services, LLC at 1-800-457-6033.

Telephone Purchases

              An investor may make additions to the investor's account by telephone ($100 minimum) using the investor's bank account to clear the purchase via electronic funds transfer ("EFT"). Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions. Telephone transactions may not be used for initial purchases of shares of the Funds. Fund shares will be purchased at the net asset value determined as of the close of trading on the date that Firstar Mutual Fund Services, LLC receives payment for shares purchased by EFT through the ACH system. Most transfers are completed within three business days. No fee is currently charged for this service. To establish the telephone purchase option, please complete the appropriate section of the purchase application. Inquiries concerning this option may be directed to Firstar Mutual Fund Services, LLC at 1-800-457-6033.

Retirement Plans

              The Funds offer the following retirement plans that may be funded with purchases of shares of the Funds and may allow investors to shelter some of their income from taxes:

    Individual Retirement Account ("IRA")

              Individual stockholders may establish their own tax-sheltered Individual Retirement Accounts ("IRA"). The minimum initial investment for an IRA is $500. The Funds currently offer a prototype IRA plan and a prototype Roth IRA plan. There is currently no charge for establishing an account, although there is an annual maintenance fee. (See the applicable IRA Custodial Agreement and Disclosure Statement for a discussion of the annual maintenance fee, other fees associated with the account, eligibility requirements and related tax consequences.)

    Simplified Employee Pension Plan ("SEP-IRA")

              The Funds also offer a Simplified Employee Pension (SEP) plan for employers, including self-employed individuals, who wish to purchase shares of the Funds with tax-deductible contributions. Under the SEP plan, employer contributions are made directly to the IRA accounts of eligible participants.

    Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE")

              The Funds also offer a SIMPLE plan for employers, including self-employed individuals, with 100 or fewer employees who wish to purchase shares of the Funds with tax-deductible contributions. A SIMPLE plan allows
employees  to  elect  to  reduce  their   compensation  and  have  such  amounts
contributed  to  the  plan.  Under  the  SIMPLE  plan,   employer  and  employee
contributions are made directly to the SIMPLE IRA accounts of eligible participants.

    Defined Contribution Retirement Plan (Keogh or Corporate Profit-sharing and Money-Purchase Plans)

              A prototype defined contribution retirement plan is available for employers, including self-employed individuals, who wish to purchase shares of the Funds with tax-deductible contributions.

    Cash or Deferred 401(k) Plan

              A prototype cash or deferred 401(k) arrangement is also available as part of the Defined Contribution Retirement Plan for employers who wish to allow employees to elect to reduce their compensation and have such amounts contributed to the plan.

    Model 403(b)(7) Plan

              A model 403(b)(7) plan is available for employees of certain charitable, educational and governmental entities.

              A description of applicable  service fees and certain  limitations on contributions and withdrawals, as well as application forms, are available from the Funds upon request. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting the IRA. Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

                                    CUSTODIAN

              Firstar Bank Milwaukee, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Funds. As such, Firstar Bank Milwaukee, N.A. holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. Firstar Bank Milwaukee, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders. Firstar Mutual Fund Services, LLC, an affiliate of Firstar Bank Milwaukee, N.A., acts as each Fund's transfer agent and dividend disbursing agent.


                             INDEPENDENT ACCOUNTANTS


              PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serves as the independent accountants for the Funds.

                                DISTRIBUTION PLAN


              The Yacktman Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan was terminated effective November 24, 1998. The Plan permitted The Yacktman Fund to employ one or more distributors of its shares. Payments under the Plan could be made only to distributors so employed by The Yacktman Fund. Payments under the Plan in any year were limited to 0.25% of the average daily net assets of The Yacktman Fund. Under the Plan, The Yacktman Fund paid distributors fees for the fiscal year ended December 31, 1998 totaling $405,796, representing 0.06% of The Yacktman Fund's average net assets.

              The Yacktman Fund would pay to each distributor a monthly fee for distribution of The Yacktman Fund's shares at the rate of 0.65% per annum of the aggregate average daily net asset value of The Yacktman Fund shares beneficially owned by such distributor's existing brokerage clients who established their Yacktman Fund accounts prior to December 31, 1992. For purposes of the Plan, a client included (a) with respect to individuals, the individual's spouse, children, trust or retirement accounts for the benefit of any of the foregoing, the individual's estate and any corporation of which the individual is an affiliate, (b) with respect to corporations, its retirement plans and its affiliates, and (c) with respect to clients who are investment advisers, financial planners or others who exercise investment discretion or make recommendations concerning the purchase or sale of securities, accounts for which they exercise investment discretion or make recommendations concerning the purchase or sale of securities. Beneficial ownership did not include ownership solely as a nominee. If after December 31, 1992, a client ceased to be a client of a distributor and thereafter became a client of another distributor, such client could continue to be considered a client whose Yacktman Fund account was established prior to December 31, 1992 if the client beneficially owned shares of The Yacktman Fund at all times after ceasing to be a client of the former distributor and prior to becoming a client of the latter distributor except as may be necessary to affect a transfer of the account. The Yacktman Fund shares owned by a client would be deemed to include all shares purchased and not redeemed; provided, however, that if at any time no shares of The Yacktman Fund were beneficially owned by a client whose Yacktman Fund account was established prior to December 31, 1992, no distribution fees thereafter would be paid with respect to shares beneficially owned by such client. The Plan was adopted in anticipation that The Yacktman Fund would benefit from the Plan through increased sales of its shares, thereby reducing The Yacktman Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management.


                        ALLOCATION OF PORTFOLIO BROKERAGE


              The Funds' securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Board of Directors of the Company. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by the Funds. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Funds may place portfolio orders with broker-dealers who place orders for, or recommend the purchase of, shares of the Funds to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

              In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, computer hardware and software, market quotations, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. For the fiscal years ended December 31, 1998, 1997 and 1996 , The Yacktman Fund paid brokerage commissions of $1,365,757, $1,821,839 and $998,728 , respectively, on total transactions of $711,404,460, $1,074,679,740 and $652,310,636 , respectively. During the fiscal year ended December 31, 1998, The Yacktman Fund paid brokerage commissions of $697,494 on transactions of $335,955,983 to brokers who provided research services to the Adviser. For the fiscal years ended December 31, 1998 and 1997, The Yacktman Focused Fund paid brokerage commissions of $96,612 and $112,677, respectively, on total transactions of $60,843,314 and $58,538,149, respectively. During the fiscal year ended December 31, 1998, the Yacktman Focused Fund paid brokerage commissions of $26,160 on transactions of $13,058,872 to brokers who provided research services to the Adviser.

              In the fiscal year ended December 31, 1998, 1997 and 1996 , the Adviser allocated brokerage to a broker that provides sub-transfer agency services to The Yacktman Fund. Pursuant to a directed brokerage arrangement, this broker reduced its sub-transfer agency fees by $144,424, $364,752 and $363,016 , respectively, in the fiscal years ended December 31, 1998, 1997 and 1996 , as a result of The Yacktman Fund brokerage allocated to it.


                                      TAXES


              Each Fund annually will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

              Each Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income, whereas distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders, whether received in cash or in additional shares of the respective Funds. A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

              Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

              Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the stockholder's holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.


              Investors may also be subject to state and local taxes.

              Each Fund will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish such Fund with his social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

              This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

                              STOCKHOLDER MEETINGS

              The Maryland General Corporation Law permits registered investment companies, such as the Funds, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

              The Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

              Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Funds; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

              If the Secretary  elects to follow the course  specified in clause
(2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

              After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.


                                CAPITAL STRUCTURE

              The Company's authorized capital consists of 1,000,000,000 shares of Common Stock, $0.0001 par value. The Common Stock is divisible into an unlimited number of "series," each of which is a separate Fund. Stockholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

              Shares of Common Stock are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock.

              Pursuant to the Company's Articles of Incorporation, the Board of Directors may classify or reclassify any unissued shares of the Funds and may designate or redesignate the name of any outstanding class of shares of the Funds. As a general matter, shares are voted in the aggregate and not by class, except where class voting is required by Maryland law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any class of the Funds' shares, together with all income, earnings, profits and proceeds thereof, belong to that class and are charged with the liabilities in respect of that class and of that class' share of the general liabilities of the Funds in the proportion that the total net assets of the class bear to the total net assets of all classes of the Funds' shares. The net asset value of a share of any class is based on the assets belonging to that class less the liabilities charged to that class, and dividends may be paid on shares of any class of Common Stock only out of lawfully available assets belonging to that class. In the event of liquidation or dissolution of the Funds, the holders of each class would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that class.


                             PERFORMANCE INFORMATION


              Each of the Funds may provide from time to time in advertisements, reports to stockholders and other communications with investors its average annual total return and its total return. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's investment portfolio. A Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                 P(1 + T)n = ERV

Where:            P          =      a hypothetical initial payment of $1,000
                  T          =      average annual total return
                  n          =      number of years
                  ERV        =      ending redeemable  value  at  the  end  of
                                    the period of a hypothetical $1,000 payment made at the beginning of such period


This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the applicable reinvestment dates , and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.


              Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.


              The Yacktman Fund's average annual compounded returns for the one-year period ended December 31, 1998, for the five year period ended December 31, 1998 and for the period from the Fund's commencement of operations (July 6, 1992) through December 31, 1998 were 0.64%, 16.31% and 11.96%, respectively. Such performance results reflect reimbursements made by the Adviser during the fiscal year ended December 31, 1993 and the period from July 6, 1992 through December 31, 1992 to keep aggregate annual operating expenses at or below 1.2% of average daily net assets.

              The Yacktman Focused Fund's average annual compounded returns for the one-year period ended December 31, 1998 and for the period May 1, 1997 through December 31, 1998 were 4.58% and 11.90%, respectively. Such performance results reflect reimbursements made by the Adviser during these periods to keep aggregate annual operating expenses at or below 1.25% of average daily net assets. The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Funds in the future. An investment in either Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

              The Funds may compare their performance to the Consumer Price Index, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and to the performance of mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") or Morningstar, Inc. ("Morningstar"), three widely recognized independent mutual fund reporting services. Lipper, CDA and Morningstar performance calculations include reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are unmanaged indices of common stocks which are considered to be generally representative of the United States stock market. The market prices and yields of these stocks will fluctuate. A Fund may also quote performance information from publications such as The Wall Street Journal, Kiplinger's Personal Finance Magazine, Money Magazine, Forbes, Smart Money, Barron's, Worth Magazine, USA Today, and local newspapers.

                                LEGAL PROCEEDINGS

              The Company is a defendant in litigation brought on January 20, 1999 by Shareholder Communications Corporation in the United States District Court for the Northern District of Illinois (Case No: 99C 0288). In this litigation the plaintiff seeks damages in the amount of $247,310.06, exclusive of interests and costs. The plaintiff has alleged that the Company breached a Solicitation Agreement pursuant to which it acted as the Company's proxy solicitor in connection with a proxy solicitation for a Special Meeting of Stockholders held on November 24, 1998 by failing to pay invoices submitted by the plaintiff. The plaintiff has also alleged that the failure to pay such invoices resulted in the Company being unjustly enriched. The Company is currently evaluating the claims made by the plaintiff. The Company has until March 1, 1999 to file an answer or otherwise plead.


                        DESCRIPTION OF SECURITIES RATINGS


              The  Yacktman  Fund  may  invest  in  non-convertible   bonds  and
debentures assigned one of the two highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). The Yacktman Focused Fund may invest in non-convertible bonds and debentures assigned at least an investment grade by Standard & Poor's or Moody's (or unrated but deemed by the Adviser to be of comparable quality), and up to 5% of the assets of each of The Yacktman Fund and The Yacktman Focused Fund may be invested in convertible bonds and debentures rated below investment grade. The Funds may invest in commercial paper and commercial paper master notes rated A-2 or better by Standard & Poor's or P-2 by Moody's. A brief description of the ratings symbols and their meanings follows.


              Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

              The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

              The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

              The ratings are based, in varying degrees, on the following considerations:

       I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

       II.    Nature of and provisions of the obligation;

       III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

Investment Grade

              AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

              AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

              A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

              BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

              Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

              BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-` rating.

              B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-` rating.

              CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-` rating.

              CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

              C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

              CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

              D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

              Moody's Bond Ratings.

Investment Grade

              Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

              A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

              Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Speculative Grade

              Ba - Bonds  which  are  rated Ba are  judged  to have  speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

              B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

              Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

              Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

              C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

              Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

              Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

              A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

              A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

              A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

              Moody's Commercial Paper Ratings. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial is rated P-1, P-2 or P-3.

                                     PART C

                                OTHER INFORMATION


Item  23.        Exhibits

       (a)    Registrant's Articles of Incorporation, as amended. (2)

       (b)    Registrant's Bylaws.

       (c)    None.

       (d)(i) Investment Advisory Agreement with Yacktman Asset Management Co. on behalf of The Yacktman Fund . (2)

       (d)(ii)Investment Advisory Agreement with Yacktman Asset Management Co. on behalf of The Yacktman Focused Fund . (1)

       (e)    None.

       (f)    None.

       (g)    Custodian   Agreement   with   First   Wisconsin   Trust   Company
              (predecessor to Firstar Mutual Fund Services, LLC).(1)

       (h)(i) Amended and Restated Administration Agreement and Fund Accounting Agreement with Sunstone Financial Group, Inc.(1)

       (h)(ii)Transfer Agent Agreement with First Wisconsin Trust Company (predecessor to Firstar Mutual Fund Services, LLC).(2)

       (i)    Opinion of Foley & Lardner, counsel for Registrant.

       (j)    Consent of PricewaterhouseCoopers LLP.

       (k)    None.

       (l)    Subscription Agreement. (2)

       (m)    None.

       (n)    Financial Data Schedule.

       (o)    None.

--------------------------
(1) Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on February 13, 1997 and its accession number is 0000897069-97-000076.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 8 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 8 was filed on October 30, 1997 and its accession number is 0000897069-97-000425.

Item 24.   Persons Controlled by or under Common Control with Registrant


       Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.


Item 25.   Indemnification


       Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or canceled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7. Indemnification.


       The corporation shall indemnify directors, officers, employees and agents of the corporation against judgments, fines, settlements and expenses to the fullest extent authorized, and in the manner permitted by applicable federal and state law.

       The corporation shall advance the expenses of its directors, officers, employees and agents who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative, or investigative.

       This Section 7 of Article VII constitutes vested rights in favor of all directors, officers, employees and agents of the corporation. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. For purposes of this Section 7, the terms "director" and "officer" have the same meaning ascribed to such terms in Section 2-418 of the Maryland General Corporation Law.

       Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item  26.  Business and Other Connections of Investment Adviser


       Incorporated by reference to pages 10 through 14 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.


Item  27.  Principal Underwriters


       Not Applicable.


Item  28.  Location of Accounts and Records


       The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant; and all other records will be maintained by the Registrant's Administrator.


Item  29.  Management Services


       All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.


Item  30.  Undertakings


       Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to each person to whom a prospectus is delivered.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 19th day of February, 1999.


                                        THE YACKTMAN FUNDS, INC.
                                        (Registrant)


                                        By:    /s/ Donald A. Yacktman
                                               Donald A. Yacktman,
                                                 President

       Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                    Name                                      Title                               Date


/s/ Donald A. Yacktman                        President and Treasurer (Principal            February 19, 1999
--------------------------------------        Executive, Financial and Accounting
Donald A. Yacktman                            Officer) and a Director



/s/ Ronald W. Ball                            Director                                      February 19, 1999
--------------------------------------
Ronald W. Ball


/s/  Bruce B. Bingham                         Director                                      February 19, 1999
--------------------------------------
Bruce B. Bingham


/s/ Albert J. Malwitz                         Director                                      February 19, 1999
Albert J. Malwitz

/s/ George J. Stevenson III                   Director                                      February 19, 1999
--------------------------------------
George J. Stevenson III


                                  EXHIBIT INDEX

Exhibit No.                          Exhibit                            Page No.

(a)      Registrant's Articles of Incorporation, as amended*

(b)      Registrant's Bylaws

(c)      None

(d)(i) Investment Advisory Agreement with Yacktman Asset Management Co. on behalf of The Yacktman Fund*

(d)(ii) Investment Advisory Agreement with Yacktman Asset Management Co., on behalf of The Yacktman Focused Fund*

(e)      None

(f)      None

(g) Custodian Agreement with First Wisconsin Trust Company (predecessor to Firstar Bank Milwaukee, N.A.)*

(h)(i) Amended and Restated Administration and Fund Accounting Agreement with Sunstone Financial Group, Inc. *

(h)(ii)  Transfer   Agent   Agreement   with  First   Wisconsin   Trust  Company
         (predecessor to Firstar Mutual Fund Services, LLC)*

(i)      Opinion of Foley & Lardner, counsel for Registrant

(j)      Consent of PricewaterhouseCoopers LLP

(k)      None

(l)      Subscription Agreement*

(m)      None


(n)      Financial Data Schedule


(o)      None